Subsequent events	12 Months Ended
Dec. 31, 2025
Disclosure of non-adjusting events after reporting period [abstract]
Subsequent events	Subsequent events
In January 2026, the Company invested in the Chinese ammonia supply chain. CMB.TECH has signed an off-take agreement for green ammonia produced by CEEC Hydrogen Energy in Jilin Province and owns a minority share in privately owned Jiangsu Andefu Energy Technology Co. Ltd., one of China's largest ammonia supply chain companies.
On January 7, 2026, the Company announced that it has sold eight vessels, generating a gain of approximately $269.2 million in total. The Company sold six VLCCs: Daishan (2007 - 306,005 dwt), Hirado (2011 - 302,550 dwt), Hojo (2013 - 302,965 dwt), Dia (2015 - 299,999 dwt), Antigone (2015 - 299,421 dwt), and Aegean (2016 - 299,999 dwt) and two Capesize vessels: Golden Magnum (2009 - 179,790 dwt), and Belgravia (2009 - 169,390 dwt). The vessels have been delivered to their new owners in the first quarter of 2026.

On January 12, 2026, the Company announced the VLCC Eburones (2026 - 319,000 dwt) has been delivered.

On January 13, 2026, the Company took delivery of the chemical tanker Bochem Callao (2026, 25,000 dwt).

On January 16, 2026, the Company increased its ownership in the entity Cleanergy Solutions Namibia to 100%.

On February 9, 2026, the Company announced it has sold two VLCCs: Ingrid (2012 - 314,000 dwt) and Ilma (2012 - 314,000 dwt). The sale will generate a gain of approximately $98.2 million in the second quarter of 2026, based on the net sales price and book values. The vessels will be delivered to their new owner in the second quarter of 2026.

On February 24, 2026, the Company declared an interim dividend of $0.16 per share, which is expected to be paid on or about April 27, 2026.

On February 26, 2026, the Company announced that Mr. Benoit Timmermans has decided to resign as member of the Management Board of CMB.TECH with effect as of May 1, 2026. Mr. Benoit Timmermans joined the Management Board of CMB.TECH as Chief Strategy Officer and has assisted the company in the transition from a pure-play crude oil tanker player to a large and diversified maritime group. For the time being, Mr. Timmermans will not be replaced. His responsibilities will be taken over by the current members of the Management Board.

On February 26, 2026, the Company announced CMB.TECH has sold its share in the Tankers International (TI) Pool to International Seaways (INSW), closed on January 27, 2026.

On March 23, 2026, the Company announced the VLCC Menapii (2026 - 319,000 dwt) has been delivered.

On March 26, 2026, the Company sold the Suezmax Sienna (2007 - 150,205 dwt). The sale will generate a gain of $29.2 million and is expected to be recognized upon delivery in the second quarter of 2026.

During March 2026, the outbreak of war in the Middle East between Iran and the U.S. and Israel, and related disruption of shipping in the Persian Gulf and the effective closure of the Strait of Hormuz, has resulted in a sharp increase in oil prices and concerns that the supply of crude oil, petroleum products and LNG may be significantly constrained for some period of time. The extent to which this will impact the Company’s future results of operations and financial condition will depend on future developments, which are highly uncertain and cannot be predicted. Accordingly, an estimate of the impact cannot be made at this time.
On April 8, 2026, the Company took delivery of the Suezmax Cap Grace (2026 - 156,790 dwt).